Litigation	12 Months Ended
Dec. 31, 2020
Litigation [Abstract]
LITIGATION

NOTE 11 – LITIGATION

On February 14, 2018, a complaint was filed against the: (i) Duke Inc., (ii) Duke Israel, (iii) Aphek Trading Kadosh and Razi Ltd. ("Aphek") an Israeli corporation owned by Raziel Atuar and Amir Kadosh, and (iv) Mr. Aharon Sagiv, currently, the Chief Technology Officer and Director of the Company, by Blackhawk Laboratories (the "Plaintiff"), a U.S. based company, in the Tel Aviv District of Israel (Case No. 31727-02-18). The complaint asserts a claim for breach of contract, breach of duty, negligence and unjust enrichment with regard to a services agreement dated June 13, 2014 between the Plaintiff and Duke. The complaint asserts that Duke Israel agreed to pay for certain services alleged to have been performed by the Plaintiff and that the Plaintiff was entitled to receive 8% of the issued and outstanding shares of common stock of, over a 12 month period from June 2014 to June 2015. The Plaintiff's complaint seeks an order requiring either Duke Israel to issue to the Plaintiff 8% of its issued and outstanding shares of our common stock; or alternatively for Duke Inc. to issue to the Plaintiff 4.8% of its issued and outstanding shares of our common stock; or alternatively for Aphek and Mr. Aharon Sagiv to transfer 8% of their shareholdings in the Company to the Plaintiff.

The defendants believe the Plaintiff's complaint has no merit and they intend to vigorously defend the lawsuit. The Company and Duke Inc. do not believe the lawsuit will have a material effect on the Company as all three co-founders of the Company (Raziel Atuar, Amir Kadosh and Sagiv Aharon) have agreed to indemnify the Group for any losses resulting from the lawsuit, including taking responsibility for the issuance of any shares of the Group's common stock in the event the Plaintiff is successful in its lawsuit.